SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(D) of the
Securities Exchange Act of 1934

April 26, 2006
(Date of earliest event reported)

BALL CORPORATION
(Exact name of Registrant as specified in its charter)

Indiana	1-7349	35-0160610
(State of	(Commission	(IRS Employer
Incorporation)	File No.)	Identification No.)

10 Longs Peak Drive, P.O. Box 5000, Broomfield, CO 80021-2510
(Address of principal executive offices, including ZIP Code)

(303) 469-3131
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Ball Corporation
Current Report on Form 8-K
Dated April 27, 2006

Item 1.01.   Entry Into a Material Definitive Agreement

On April 26, 2006, the Human Resources Committee (the “Committee”) of the Board of Directors (the “Board”) of Ball Corporation (the “Company”) took the following actions which were approved by the Board:

The Committee approved the restated Ball Corporation 2005 Deferred Compensation Plan (the “Plan”) that was effective January 1, 2005. The purpose of the Plan is to continue to provide Participants (as defined below) with an opportunity to defer receipt of a portion of their salary, bonus or other specified cash compensation in compliance with Internal Revenue Code Section 409A and take advantage of certain transition opportunities presented in Notice 2005-1 and reaffirmed in the proposed regulations published on October 4, 2005. "Participants" under the Plan shall be eligible employees employed by the Company or its subsidiaries who can elect to defer compensation in accordance with the Plan, as well as Company Awards, which may be a match made by the Company from time to time to the account of a Participant. The deferral of compensation may be invested by means of a conversion of a dollar amount of deferred compensation and Company Awards credited to Participants’ deferred compensation accounts. The conversion shall occur as if shares or units of the designated investment were being purchased or sold (in the case of distribution) at the purchase price as of the close of business the day on which the deemed investment occurs. There is no real or beneficial ownership of any security pursuant to any investment option selected by a Participant. Distributions may be made in accordance with the Plan, at the Participant’s election, either in a lump sum or equal annual installments from 2 to 15 years, or a combination thereof. The Plan shall be administered by the Deferred Compensation Committee of the Company which shall act as the Plan Administrator. The Plan Administrator shall have discretionary authority to make, amend, interpret and enforce all appropriate rules and regulations for the administration of this Plan and benefits thereunder, resolve questions concerning the Plan and its terms, including but not limited to, eligibility for benefits and claims filed with the Plan Administrator. The Ball Corporation 2005 Deferred Compensation Plan, as amended and restated, is attached hereto as Exhibit 10.1 to this current report on Form 8-K.

The Committee approved the restated Ball Corporation 2005 Deferred Compensation Company Stock Plan (the “Plan”) that was effective January 1, 2005. The purpose of the Plan is to continue to provide Participants (eligible employees of the Company or its subsidiaries as well as directors of the Company) with an opportunity to defer receipt of a portion of their salary, bonus or other specified cash compensation in compliance with Internal Revenue Code Section 409A and take advantage of certain transition opportunities presented in Notice 2005-1 and reaffirmed in the proposed regulations published on October 4, 2005. Deferrals shall be made to Participants’ accounts and include Company Awards, any Company matching contributions, return on units, payments and such other transactions that may be required to properly administer the Plan. The value of each deferred compensation account shall be based on the value of the Company’s common stock. The value of such deferred compensation account shall be determined by multiplying the number of units by the value of one share of Company stock on the New York Stock Exchange composite listing on the applicable payment date. The Plan shall be administered by the Deferred Compensation Committee of the Company which shall act as the Plan Administrator. The Plan Administrator shall have discretionary authority to make, amend, interpret and enforce all appropriate rules and regulations for the administration of this Plan and benefits thereafter, resolve questions concerning the Plan and its terms, including but not limited to, eligibility for benefits and claims filed with the Plan Administrator. Participants may elect distributions in accordance with the Plan either in a lump sum or in annual installments from 2 to 15 years, or a combination thereof. The Ball Corporation 2005 Deferred Compensation Company Stock Plan, as amended and restated, is attached hereto as Exhibit 10.2 to this current report on Form 8-K.

The Committee approved the restated Ball Corporation 2005 Deferred Compensation Plan (the “Plan”) for Directors that was effective January 1, 2005. The purpose of the Plan is to continue to provide Participants (non-management directors of the Company) with an opportunity to defer receipt of a part or all the cash portion of their annual incentive retainers, fees and other cash compensation in compliance with the Internal Revenue Code Section 409A and to take advantage of certain transition opportunities presented in Notice 2005-1 and reaffirmed in the proposed regulations published on October 4, 2005. The deferral of compensation may be invested by means of a conversion of a dollar amount of deferred compensation and Company Awards credited to Participants’ deferred compensation accounts. The conversion shall occur as if shares or units of the designated investment were being purchased or sold (in the case of distribution) at the purchase price as of the close of business the day on which the deemed investment occurs. There is no real or beneficial ownership of any security pursuant to any investment option selected by a Participant. Participants may elect distributions in accordance with the Plan in either a lump sum or in annual installments from 2 to 15 years, or combination thereof. The Plan shall be administered by the Deferred Compensation Committee of the Company which shall act as the Plan Administrator. The Plan Administrator shall have discretionary authority to make, amend, interpret and enforce all appropriate rules and regulations for the administration of this Plan and benefits thereunder, resolve questions concerning the Plan and its terms, including but not limited to, eligibility for benefits and claims filed with the Plan Administrator. The Ball Corporation 2005 Deferred Compensation Plan for Directors, as amended and restated, is attached hereto as Exhibit 10.3 to this current report on Form 8-K.

The foregoing summary of some of the general provisions of the Ball Corporation 2005 Deferred Compensation Plan, the Ball Corporation 2005 Deferred Compensation Company Stock Plan and the Ball Corporation Deferred Compensation Plan for Directors does not purport to be complete and is qualified in its entirety by reference to each of the Plans, which are filed as Exhibits 10.1, 10.2 and 10.3 to this current report on Form 8-K.

Item 2.02.   Results of Operations and Financial Condition

On April 27, 2006, Ball Corporation (the “Company”) issued a press release announcing its first quarter earnings for 2006, which results are set forth in the press release dated April 27, 2006, and attached hereto as Exhibit 99.

Earnings information regarding the first quarter for 2006, as well as information regarding the use of non-GAAP financial measures, are set forth in the attached press release.

The information in this Report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liability of that section, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.   Financial Statements and Exhibits

(d)   Exhibits.

The following are furnished as exhibits to this report:

Exhibit 10.1	Ball Corporation 2005 Deferred Compensation Plan
Exhibit 10.2	Ball Corporation 2005 Deferred Compensation Company Stock Plan
Exhibit 10.3	Ball Corporation 2005 Deferred Compensation Plan for Directors
Exhibit 99	Ball Corporation Press Release dated April 27, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALL CORPORATION
(Registrant)

By:  /s/ Raymond J. Seabrook
        Name:  Raymond J. Seabrook
        Title:  Executive Vice President and Chief Financial Officer

Date:  April 27, 2006

Ball Corporation
Form 8-K
April 27, 2006

EXHIBIT INDEX
Description	Exhibit

Ball Corporation 2005 Deferred Compensation Plan	10.1

Ball Corporation 2005 Deferred Compensation Company Stock Plan	10.2

Ball Corporation 2005 Deferred Compensation Plan for Directors	10.3

Press Release dated April 27, 2006	99